UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

February 26 2014

Date of Report

[Date of Earliest Event Reported]

RTS OIL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Utah	000-53182	11-3797590
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

2319 Foothill Drive, Suite 160

Salt Lake City, Utah 84109

 (Address of Principal Executive Offices)

(801) 810-4662

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 26 2014, we issued a Press Release regarding  our earnings for the three and nine months ended December 31, 2013,  a copy of which is attached as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.

Exhibit Description

99

Press Release dated February 26, 2014

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

RTS OIL HOLDINGS, INC.

Date:	February 26, 2014	By:	/s/Rafael Gavrielov
Principal Executive Officer and Acting CFO

2